LORD ABBETT INVESTMENT TRUST

Lord Abbett Strategic Allocation Funds:

Balanced Strategy Fund

Diversified Equity Strategy Fund

Diversified Income Strategy Fund

Growth & Income Strategy Fund

Supplement dated September 29, 2009

to the Prospectuses dated April 1, 2009

(Class A, B, C, F, I, P, R2, and R3 Shares)

The following replaces the second paragraph of the subsection titled “The Funds – Management – Portfolio Managers” in the prospectuses:

The Asset Allocation Committee consists of the following members: Robert S. Dow, Senior Partner and Chief Executive Officer; Robert I. Gerber, Partner and Chief Investment Officer; Stacy P. Allen, Chief Administrative Officer; Robert P. Fetch, Partner and Director; Harold E. Sharon, Partner and Director; and Christopher J. Towle, Partner and Director. Mr. Dow, Mr. Gerber, Ms. Allen, Mr. Fetch, Mr. Sharon, and Mr. Towle joined Lord Abbett in 1972, 1997, 2003, 1995, 2003, and 1987, respectively. Messrs. Gerber, Sharon, and Towle became members of the Asset Allocation Committee in 2005; Messrs. Dow and Fetch became members in 2007; and Ms. Allen became a member in 2009. Mr. Dow, Mr. Gerber, Ms. Allen, Mr. Fetch, Mr. Sharon, and Mr. Towle are jointly and primarily responsible for the day-to-day management of the Funds.

Please retain this document for your future reference.

LORD ABBETT INVESTMENT TRUST

Lord Abbett Strategic Allocation Funds:

Balanced Strategy Fund

Diversified Equity Strategy Fund

Diversified Income Strategy Fund

Growth & Income Strategy Fund

Supplement dated September 29, 2009

to the Statements of Additional Information dated April 1, 2009

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.	The following replaces the second and eighth paragraphs, and the rows of the table regarding Charles P. Massare, Jr., in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” in the statements of additional information:

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Strategic Allocation Funds’ assets in the underlying funds. The Asset Allocation Committee members are jointly and primarily responsible for the day-to-day management of the Strategic Allocation Funds. The Asset Allocation Committee consists of the following members: Robert S. Dow, Robert I. Gerber, Stacy P. Allen, Robert P. Fetch, Harold E. Sharon, and Christopher J. Towle.

The following table indicates for each Fund as of November 30, 2008 (or another date, as indicated): (1) the number of other accounts managed by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed (# and Total Net Assets†)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balanced Strategy Fund	Stacy P. Allen*	5/$1,349.4	0/$0.0	0/$0.0
Diversified Equity Strategy Fund	Stacy P. Allen*	5/$2,457.4	0/$0.0	0/$0.0
Diversified Income Strategy Fund	Stacy P. Allen*	5/$2,446.3	0/$0.0	0/$0.0
Growth & Income Strategy Fund	Stacy P. Allen*	5/$2,142.8	0/$0.0	0/$0.0

†	Total net assets are in millions.
*	The number of other accounts managed is shown as of September 29, 2009. The total net assets in those accounts are shown as of September 21, 2009.

2.	The following replaces the first paragraph and the rows of the table regarding Charles P. Massare, Jr., in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” in the statements of additional information:

Holdings of Portfolio Managers. The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund, as of November 30, 2008 (or another date, as indicated). This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Balanced Strategy Fund	Stacy P. Allen	*		X
Diversified Equity Strategy Fund	Stacy P. Allen	*			X
Diversified Income Strategy Fund	Stacy P. Allen	*		X
Growth & Income Strategy Fund	Stacy P. Allen	*		X

*	The amount shown is as of September 24, 2009.

Please retain this document for your future reference.